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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 1999.

                               HF FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-19972                  46-0418532
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  (State or other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of incorporation)                                    Identification No.)

                              225 South Main Avenue
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                         Sioux Falls, South Dakota 57102
                    (Address of principal executive offices)

Registrant's telephone no., including area code:  (605) 333-7556

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     HF Financial Corp. (the "Company") announced on May 12, 1999 that the Company's Board of Directors has authorized management to repurchase up to 10% of its outstanding common stock through April 30, 2000. Management of the Company stated that purchases will be made periodically in either open market or private transactions or both, in accordance with guidelines established by the Securities and Exchange Commission which includes volume restrictions designed to minimize the impact of such repurchases. The number of shares of Common Stock actually acquired by the Company will depend upon subsequent developments and corporate needs, and such repurchases may be interrupted or discontinued at any time.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HF FINANCIAL CORP.

Date:  May 12, 1999

                                      By: /s/ Curtis L. Hage
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                                          Curtis L. Hage
                                          President and Chief Executive Officer


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